UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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DENDREON CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS JUNE 6, 2007
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.
PROPOSAL 2
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
OTHER MATTERS

DENDREON CORPORATION
3005 First Avenue
Seattle, Washington 98121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2007

The Annual Meeting of Stockholders (the “Annual Meeting”) of Dendreon Corporation, a Delaware corporation (the “Company”) will be held on Wednesday, June 6, 2007, at 9:00 a.m., local time, at 3005 First Avenue, Seattle, Washington 98121, for the following purposes:

(1) To elect three directors to hold office until the 2010 Annual Meeting of Stockholders;

(2) To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current year; and

(3) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 11, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Richard F. Hamm, Jr.
Senior Vice President,
Corporate Development, General
Counsel and Secretary

April 26, 2007

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU PLAN TO ATTEND, PLEASE NOTIFY US BY CONTACTING INVESTOR RELATIONS AT (206) 829-1500 OR IR@DENDREON.COM.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU ALSO MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

EVEN IF YOU HAVE PROVIDED US WITH YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

DENDREON CORPORATION
3005 First Avenue
Seattle, Washington 98121

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 6, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Dendreon Corporation, a Delaware corporation (unless the context suggests otherwise, “Dendreon”, the “Company”, “we”, “us”, or “our”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 6, 2007, at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 3005 First Avenue, Seattle, Washington 98121. This proxy statement and the accompanying proxy card were first mailed to stockholders on or about April 26, 2007.

Solicitation

We will bear the entire cost of the solicitation of proxies for the Annual Meeting, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. In the event we should determine it is necessary in order to ensure a quorum at the meeting, we may engage an outside proxy solicitation firm to assist us, and would expect to pay customary fees for such services. We will furnish copies of the solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock, par value $0.001 per share (“Common Stock”), beneficially owned by others to forward to such beneficial owners. We may, on request, reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation of proxies by mail, proxies may be solicited by telephone, facsimile or personal solicitation. No additional compensation will be paid to our directors, officers or other employees for such services.

Voting Rights and Outstanding Shares

Only stockholders who owned their shares at the close of business on April 11, 2007 (the “Record Date”) will be eligible to vote at the Annual Meeting. As of the Record Date, there were 83,189,286 shares of Common Stock outstanding. Each stockholder will be entitled to one vote for each share owned. Stockholders have no right to cumulative voting as to any matter to be voted on at the meeting, including the election of directors. A list of stockholders of record will be open to the examination of any stockholder for any purpose germane to the meeting at Dendreon Corporation, 3005 First Avenue, Seattle, Washington 98121, for a period of ten days prior to the Annual Meeting.

At the Annual Meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the vote of the stockholders. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute a quorum for any business to be transacted at the Annual Meeting. Properly executed proxies marked “abstain” and “broker non-votes” will be considered “present” for purposes of determining whether a quorum is present at the Annual Meeting. “Broker non-votes” occur when certain nominees holding shares for beneficial owners do not vote those shares on a particular proposal because the nominees do not have discretionary authority to do so and have not received voting instructions with respect to the proposal from the beneficial owners. For purposes of calculating votes in the election of directors, broker non-votes and abstentions will not be counted as votes and will not affect the results of the vote. The ratification of our independent registered public accounting firm will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the ratification. Although brokers have discretionary authority to vote on the ratification, if a broker submits a “non-vote,” it will have the same effect as a vote against the ratification.

Proposal 1.  The nominees for election as directors who receive the greatest number of votes will be elected as directors.

Proposal 2.  The affirmative vote of the holders of a majority of the shares represented at the meeting is required for ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the current year.

The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific instructions are not indicated on a valid proxy, the shares represented by such proxies received will be voted: “For” the election of the director nominees named in this proxy statement, “For” for the ratification of the selection Ernst & Young LLP as our independent registered public accounting firm for the current year, and in accordance with the best judgment of the persons named in the proxy for any other matter that properly comes before the Annual Meeting.

Voting Via the Internet or by Telephone

Stockholders may submit their voting instructions by means of the telephone or through the Internet. The telephone and Internet voting procedures are described on the proxy card and are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders submitting voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholders.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Pacific Time, on June 5, 2007. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of Proxies

Stockholders may revoke their proxies at any time before they are voted at the Annual Meeting in any one of the following ways: voting by Internet or by telephone, by attending the Annual Meeting and voting in person or by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of the Company at our principal executive office, 3005 First Avenue, Seattle, Washington 98121. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If the shares are held in the name of a bank, broker or other nominee, the stockholder must obtain a proxy executed in his or her favor from the nominee to be able to vote at the meeting.

Stockholder Proposals for the 2008 Annual Meeting

The deadline for submitting a stockholder proposal for inclusion in our proxy materials for the Company’s 2008 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) is the close of business on December 28, 2007. Stockholders who do not wish to use the mechanism provided by the rules of the Securities and Exchange Commission (the “SEC”) in proposing a matter for action at the next annual meeting must notify us in writing of the proposal and the information required by the provisions of our Amended and Restated Bylaws dealing with advance notice of stockholder proposals and director nominations. The notice must be submitted in writing to us not less than 90 days nor more than 120 days before the first anniversary of the previous year’s annual meeting. Accordingly, any stockholder proposal for next year’s meeting submitted to us on or between February 7, 2008 and March 9, 2008 will be considered filed on a timely basis.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for the division of our Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

Our Board of Directors is presently composed of nine members. There are three directors in the class whose term of office expires at the close of the Annual Meeting in 2007: Gerardo Canet, Bogdan Dziurzynski, D.P.A and Douglas G. Watson, all of whom are nominees. Each of the nominees for election to this class is currently a director of our company who was previously elected by the stockholders and has been nominated for re-election upon recommendation of our Corporate Governance Committee and our Board of Directors. If elected at the Annual Meeting, Messrs. Canet and Watson and Dr. Dziurzynski would serve until the 2010 Annual Meeting and until his successor is elected and has been duly qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes cast, present in person or represented by proxy and entitled to vote at the Annual Meeting. Proxies will be voted, unless authority is withheld, for the election of the three nominees named below. In the event that any nominee should become unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The Board of Directors has determined that seven of its nine current directors are independent under the rules of the SEC and the listing standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). Those directors are Ms. Bayh, Mr. Brewer, Mr. Canet, Dr. Dziurzynski, Dr. Ingle, Ms. Kunath and Mr. Watson.

Set forth below is biographical information for each person nominated for election at the Annual Meeting for a term expiring at the 2010 Annual Meeting and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2010 Annual Meeting

Gerardo Canet, age 61, has served as one of our directors since December 1996. Mr. Canet is Chairman of the Board of Directors of IntegraMed America, Inc., and from 1994 to 2005, served as its Chief Executive Officer. IntegraMed provides services to patients and medical practices that specialize in the diagnosis and treatment of infertility. From 1989 to 1994, Mr. Canet held various executive management positions with Curative Health Services, Inc., a health services company, and upon his departure was Executive Vice President and President of its Wound Care Business Unit. Mr. Canet received a B.A. in Economics from Tufts University and an M.B.A. from Suffolk University.

Bogdan Dziurzynski, D.P.A., age 58, has served as one of our directors since May 2001. Since 2001, Dr. Dziurzynski has been a consultant in strategic regulatory management to the biotechnology industry and serves on the Board of Directors of the Biologics Consulting Group, Inc. Dr. Dziurzynski serves as the president and board member of the Regulatory Affairs Professional Society. From 1994 to 2001, Dr. Dziurzynski was the Senior Vice President of Regulatory Affairs and Quality Assurance for MedImmune, Inc., a biotechnology company. From 1988 to 1994, Dr. Dziurzynski was Vice President of Regulatory Affairs and Quality Assurance for Immunex Corporation, a biotechnology company. Dr. Dziurzynski has a B.A. in Psychology from Rutgers University, an M.B.A. from Seattle University and a Doctorate in Public Administration from the University of Southern California.

Douglas G. Watson, age 62, has served as one of our directors since February 2000. Mr. Watson is Chief Executive Officer of Pittencrieff Glen Associates, a consulting firm that he founded in July 1999. From January

1997 to May 1999, Mr. Watson served as President and Chief Executive Officer of Novartis Corporation, the U.S. subsidiary of Novartis AG. From April 1996 to December 1996, Mr. Watson served as President and Chief Executive Officer of Ciba-Geigy Corporation, which merged into Novartis Corporation in December 1996. Mr. Watson’s career spanned 33 years with Novartis, having joined Geigy (UK) Ltd. in 1966. Mr. Watson also currently serves as chairman of OraSure Technologies, Inc., a medical diagnostics company, and Javelin Pharmaceuticals, Inc., a pharmaceutical company, and as a director of Genta Incorporated, a biopharmaceutical company, and BioMimetic Therapeutics, Inc., a pharmaceutical company. Mr. Watson received an M.A. in Pure Mathematics from Churchill College, Cambridge University and holds an ACMA qualification as an Associate of the Chartered Institute of Management Accountants.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.

Directors Continuing in Office until the 2008 Annual Meeting

Richard B. Brewer, age 56, has served as our Chairman of the Board of Directors since June 2004 and has served as one of our directors since February 2004. He is the founding partner of Crest Asset Management, a management advisory and investment firm, a position he has held since January 2003. Since 2006, Mr. Brewer has served as the President and CEO of Arca Discovery, Inc., a privately-held biotechnology company focused on genetically-targeted therapies for heart failure. From September 1998 until February 2004, Mr. Brewer served as Chief Executive Officer and President of Scios Inc., a biopharmaceutical company. From 1996 until 1998, Mr. Brewer served as the Chief Operating Officer at Heartport, a cardiovascular device company. From 1984 until 1995, Mr. Brewer was employed by Genentech, Inc., a biotechnology company, and served as its Senior Vice President of Sales and Marketing, and Senior Vice President of Genentech Europe and Canada. Mr. Brewer is an advisory board member for the Stanford Research Institute, a non-profit research organization. Mr. Brewer also serves as a director for Agensys, Inc., a privately-held biotechnology company. He is an advisory board member at the Kellogg Graduate School of Management Center for Biotechnology at Northwestern University. Mr. Brewer holds a B.S. from Virginia Polytechnic Institute and an M.B.A. from Northwestern University.

Mitchell H. Gold, M.D., age 40, has served as our Chief Executive Officer since January 1, 2003, and as a director since May 2002. Dr. Gold also served as the Company’s Vice President of Business Development from June 2001 to May 2002, and as the Company’s Chief Business Officer from May 2002 through December 2002. From April 2000 to May 2001, Dr. Gold served as Vice President of Business Development and Vice President of Sales and Marketing for Data Critical Corporation, a company engaged in wireless transmission of critical healthcare data, now a division of GE Medical. From 1995 to April 2000, Dr. Gold was the President and Chief Executive Officer, and a co-founder of Elixis Corporation, a medical information systems company. From 1993 to 1998, Dr. Gold was a resident physician in the Department of Urology at the University of Washington. Dr. Gold currently serves on the boards of the University of Washington/Fred Hutchinson Cancer Research Center Prostate Cancer Institute and the Washington Biotechnology and BioMedical Association. Dr. Gold received his B.S. from the University of Wisconsin-Madison and his M.D. from Rush Medical College.

Ruth B. Kunath, age 55, has served as one of our directors since December 1999. Ms. Kunath has been a private investor since November 2003. Ms. Kunath was a biotechnology portfolio manager for Vulcan Inc., a venture capital firm, from 1991 until November 2003. Prior to her employment at Vulcan Inc., Ms. Kunath spent nine years at Seattle Capital Management, a financial management company, and eight years as the Senior Portfolio Manager for the healthcare sector of Bank of America Capital Management, a financial management company. Ms. Kunath received a B.A. from DePauw University and is a Chartered Financial Analyst.

Directors Continuing in Office until the 2009 Annual Meeting

Susan B. Bayh, age 46, has served as one of our directors since our acquisition of Corvas International, Inc. (“Corvas”), a biotechnology company, in July 2003. Prior to that, she had served as a director of Corvas since June 2000. Since 1994, she has been a Distinguished Visiting Professor at the College of Business Administration at Butler University in Indianapolis, Indiana. From 1994 to 2000, she was a Commissioner for the International Joint

Commission of the Water Treaty Act between the United States and Canada. From 1989 to 1994, Ms. Bayh served as an attorney in the Pharmaceutical Division of Eli Lilly and Company, a pharmaceutical company. She currently serves on the Boards of Directors of Wellpoint, Inc., a health benefits company, Dyax Corp., a biotechnology company, Curis, Inc., a therapeutic drug development company, Emmis Communications, a diversified media company, Novavax, Inc., a biopharmaceutical company, and Nastech Pharmaceutical Co. Inc., a biotechnology company. Ms. Bayh received a B.S. from the University of California, Berkeley and her J.D. from the University of Southern California Law School.

M. Blake Ingle, Ph.D., age 64, has served as one of our directors since our acquisition of Corvas in July 2003. Prior to that, Dr. Ingle had served as Chairman of Corvas since June 1999 and as a director of Corvas since January 1994. Since 1998, Dr. Ingle has been a general partner of Inglewood Ventures, a venture capital firm. From March 1993 to February 1996 when it was acquired by Schering-Plough, he was the President and Chief Executive Officer of Canji, Inc., a biopharmaceutical company. From 1980 to 1993, he was employed in a variety of capacities with the IMCERA Group, Inc., a healthcare company consisting of Mallinckrodt Medical, Mallinckrodt Specialty Chemicals and Pitman Moore, last serving as President and Chief Executive Officer. Dr. Ingle currently serves on the Board of Directors of Bridgetech Holdings International, Inc.

David L. Urdal, Ph.D., age 57, has served as our Senior Vice President and Chief Scientific Officer since June 2004. In January 2006, Dr. Urdal assumed oversight of manufacturing operations for the Company. Prior to June 2004, he served as Vice Chairman of the Company’s Board of Directors and Chief Scientific Officer since joining the Company in July 1995. He served as the Company’s President from January 2001 to December 2003, and he served as the Company’s Executive Vice President from January 1999 through December 2000. From 1982 until July 1995, Dr. Urdal held various positions with Immunex Corporation, a biotechnology company, including President of Immunex Manufacturing Corporation, Vice President and Director of Development, and head of the departments of biochemistry and membrane biochemistry. Dr. Urdal also serves as a director of Gene Logic Inc., a biopharmaceutical development company. Dr. Urdal received a B.S. and M.S. in Public Health and a Ph.D. in Biochemical Oncology from the University of Washington.

Board of Directors Committees and Meetings

In 2006, the Board of Directors held nine meetings. We encourage but do not require the directors to attend the Annual Meeting. We schedule a regular meeting of the Board of Directors after the Annual Meeting. All of our directors attended the 2006 Annual Meeting of Stockholders. The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance Committee. With the exception of Susan Bayh, who attended 75% of the meetings of our Board of Directors and 50% of the meetings of the Board committees on which she serves, no director attended less than 75% of the aggregate of the meetings of the Board and the committees on which he or she served.

Audit Committee

We have a designated standing Audit Committee. The Board of Directors adopted a revised Audit Committee Charter in March 2005 that complies with Rule 4350(d)(1) of the Nasdaq listing standards. The Audit Committee Charter is available on our investor relations website at http://investor.dendreon.com/governance.cfm. The Audit Committee has the responsibility and authority set forth in Rule 4350(d)(3) of Nasdaq’s listing standards under the revised charter. The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Among other things, the Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors, including the resolution of disagreements between management and the auditors regarding financial reporting. In addition, the Audit Committee is responsible for reviewing and approving any related party transaction that is required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

The Audit Committee is currently composed of Mr. Watson (Chair), Dr. Ingle and Ms. Kunath, each of whom the Board of Directors has determined is independent under SEC rules and Nasdaq listing standards. The Audit

Committee met seven times during 2006. The Board of Directors has determined that Mr. Watson, Dr. Ingle and Ms. Kunath are each an “audit committee financial expert,” as that term is defined in Item 401(h)(2) of Regulation S-K.

Compensation Committee

The Compensation Committee develops compensation policies and implements compensation programs, makes recommendations annually concerning salaries and incentive compensation, awards stock options and restricted stock to officers and employees under our stock incentive plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate in accordance with the Compensation Committee Charter, which is available on our investor relations website. Compensation for our named executive officers each year is usually determined prior to the first quarter of the relevant year. When determining annual compensation levels and targets, the Compensation Committee reviews and approves individual and corporate goals and objectives for the current year, evaluates individual performance in light of the goals and objectives established for the prior year, considers competitive market data and establishes compensation based on these factors or in the case of our named executive officers, makes recommendations to our Board of Directors, who then act as a whole to set compensation based on these factors. The values of each component of total direct compensation (base salary, target annual cash incentive and equity awards) for the current year, as well as total annual compensation for the prior year (including equity holdings, potential change of control payments and vested benefits) are all considered collectively by our Compensation Committee as part of this process.

Our Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist our Compensation Committee in determining the compensation of our executive officers. Our Compensation Committee may, from time to time, delegate certain authority to authorized persons internally, including our human resources department, to carry out certain administrative duties. During 2006, our Compensation Committee directly retained Mercer Human Resources Consulting as its independent compensation consultant to conduct executive officer benchmarking including pay-for-performance analyses and to provide advice and recommendations regarding executive compensation and our equity programs. The Compensation Committee holds executive sessions (with no members of management present) at the majority of its meetings.

The Compensation Committee is currently composed of Mr. Canet (Chair), Ms. Bayh and Dr. Dziurzynski, each of whom is independent under Nasdaq listing standards. The Compensation Committee met four times during 2006.

Corporate Governance Committee

The Corporate Governance Committee considers and makes recommendations regarding corporate governance requirements and principles, periodically reviews the performance and operations of the standing committees of the Board of Directors and evaluates and recommends individuals for membership on the Company’s Board of Directors and committees. The Corporate Governance Committee Charter is available on our investor relations website.

Potential nominees for director are referred to the Corporate Governance Committee for consideration and evaluation. If the Committee identifies a need to replace a current member of the Board of Directors, to fill a vacancy in or to expand the size of the Board of Directors, the Corporate Governance Committee considers those individuals recommended as candidates for Board membership, including those recommended by stockholders, holds meetings from time to time to evaluate biographical information and background material relating to the candidates and interviews selected candidates.

According to its adopted policy, the Corporate Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, our advisors and executive search firms. The Corporate Governance Committee will consider director candidates recommended by stockholders and will evaluate those candidates in the same manner as candidates recommended by other sources if stockholders submitting recommendations follow the procedures established by the Corporate Governance Committee.

In making recommendations for director nominees for the annual meeting of stockholders, the Corporate Governance Committee will consider any written recommendations of director candidates by stockholders received by our Corporate Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the previous year’s annual meeting of stockholders. Recommendations must include the candidate’s name and contact information and a statement of the candidate’s background and qualifications, as well as the name and contact information of the stockholder or stockholders making the recommendation, and such other information as may be required under our Amended and Restated Bylaws. Recommendations must be mailed to Dendreon Corporation, 3005 First Avenue, Seattle, Washington 98121, Attention: Corporate Secretary, faxed to our Corporate Secretary at (206) 219-7211 or e-mailed to secretary@dendreon.com.

No stockholder recommendations for director nominees were received for consideration at the Annual Meeting.

The Board of Directors does not currently prescribe any minimum qualifications for director candidates. The Corporate Governance Committee will consider our current needs and the qualities needed for Board of Directors service, including experience and achievement in business, finance, biotechnology, health sciences or other areas relevant to our activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; independence under SEC rules and the listing standards of Nasdaq; service on other boards of directors; sufficient time to devote to Board of Directors matters; and the ability to work effectively with other members of our Board of Directors.

The Corporate Governance Committee is currently composed of Ms. Bayh (Chair), Drs. Dziurzynski and Ingle and Ms. Kunath. Each Committee member is independent under Nasdaq listing standards. The Corporate Governance Committee met three times during 2006.

Stockholder Communications with the Board of Directors

We have established a procedure for stockholders to communicate with the Board of Directors or a particular Board committee. Communications should be in writing, addressed to: Dendreon Corporation, 3005 First Avenue, Seattle, Washington 98121, and marked to the attention of the Board of Directors or any of its individual committees. Copies of all communications so addressed will be promptly forwarded to the chair of the committee involved, or in the case of communications addressed to the Board of Directors as a whole, to the Corporate Governance Committee.

PROPOSAL 2

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the current year and the Board is asking stockholders to ratify that selection. Although current laws, rules, and regulations, as well as the Audit Committee Charter, require our independent registered public accounting firm to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Ernst & Young for ratification by stockholders as a matter of good corporate practice. If the stockholders do not ratify the selection of Ernst & Young as our independent registered public accounting firm, the Audit Committee will consider this vote in determining whether or not to continue the engagement of Ernst & Young.

Ernst & Young has audited our financial statements since 1994. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is required to approve the ratification of the selection of Ernst & Young as our independent registered public accounting firm for the current year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE SELECTION OF ERNST & YOUNG AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Report of the Audit Committee of the Board of Directors

The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of Dendreon’s financial reporting, the independence, qualifications, and performance of Dendreon’s independent registered public accounting firm and Dendreon’s compliance with legal and regulatory requirements. The Audit Committee consists of the three members listed below, and each is an independent director as defined in Rule 4200(a)(15) of Nasdaq’s listing standards and, in accordance with SEC and Nasdaq requirements, meets additional independence standards applicable to audit committee members. Each of the members of the Audit Committee qualifies as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Item 401(h)(2) of Regulation S-K.

Management is responsible for our internal controls and the financial reporting process. The Audit Committee is directly responsible for the compensation, appointment and oversight of Dendreon’s independent registered public accounting firm. Our independent registered public accounting firm reports directly to the Audit Committee. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee also meets privately in separate executive sessions periodically with management and the independent registered public accounting firm.

In this context, the Audit Committee has met and held discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and other professional standards.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s review of our audited financial statements and its discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Board of Directors and stockholders, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

From the members of the Audit Committee of the Board of Directors.

Douglas B. Watson (Chair)
M. Blake Ingle, Ph.D
Ruth B. Kunath

OTHER MATTERS

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders may be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to: Investor Relations, Dendreon Corporation, 3005 First Avenue, Seattle, Washington 98121. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Copies of our Annual Report on Form 10-K and our amended Report on Form 10-K/A for the year ended December 31, 2006 are available without charge upon written request to: Investor Relations, Dendreon Corporation, 3005 First Avenue, Seattle, Washington 98121.

April 26, 2007

PROXY
DENDREON CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 6, 2007.
The undersigned hereby constitutes and appoints Mitchell H. Gold, M.D. and Richard F. Hamm, Jr., and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Dendreon Corporation to be held at 3005 First Avenue, Seattle, Washington 98121 on Wednesday, June 6, 2007 at 9:00 a.m., local time, and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting.
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE, FOR APPROVAL OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲
You can now access your Dendreon Corporation account online.
Access your Dendreon Corporation stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for Dendreon Corporation, now makes it easy and convenient to get current information on your stockholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

DENDREON CORPORATION PLEASE MARK VOTES IN THE BOXES BELOW USING DARK INK ONLY.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote “FOR” the nominees for directors below.

		For All	Withhold All
1. Election of Directors:		☐	☐
Nominees:
01	Gerardo Canet (for a three-year term)
02	Bogdan Dziurzynski, D.P.A. (for a three-year term)
03	Douglas G. Watson (for a three-year term)
Withheld for the nominee(s) you list below: (Write that nominee’s name in the space provided below.)

The Board of Directors recommends a vote “FOR” the proposal below.

		FOR	AGAINST	ABSTAIN
2.	Approval of the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current year.	☐	☐	☐

3.	In their discretion, the proxies named herein are also authorized to take any action upon any other business that may properly come before the Annual Meeting, or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

To attend the Annual Meeting, mark this box:	☐	All stockholders are cordially invited to attend the Annual Meeting in person. If you indicated that you will attend by marking the box above, please also contact investor relations at (206) 829-1500 or ir@Dendreon.com.
YOUR VOTE IS IMPORTANT. PLEASE MARK,
DATE AND SIGN THIS PROXY AND RETURN IT IN
THE ENCLOSED ENVELOPE.

Signature	Signature if held jointly	Dated:	, 2007

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲FOLD AND DETACH HERE▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/dndn Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do
NOT need to mail back your proxy card.